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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 30, 2003

                        COMDISCO HOLDING COMPANY, INC.
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            (Exact Name of Registrant as Specified in its Charter)

     DELAWARE                      000-499-68                  54-2066534
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(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)

                6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS 60018
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:      (847) 698-3000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events and Required FD Disclosure.

         On May 30, 2003, Comdisco Holding Company, Inc. (the "Company") issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that its Board of Directors has declared a cash dividend of $14.30 per share on the outstanding shares of the Company's common stock, payable on June 19, 2003 to common stockholders of record on June 9, 2003.

         The Company's First Amended Joint Plan of Reorganization (the "Plan"), which became effective on August 12, 2002, requires that holders of the Company's contingent distribution rights (the "CDRs") be entitled to share in proceeds realized from the Company's assets once certain minimum recovery thresholds are achieved. On May 30, 2003, the Company said that the recovery to its general unsecured creditors, after giving effect to the dividend announced on the date hereof and to the distribution from the Company's disputed claims reserve made on May 15, 2003, will be approximately 89%. As a result, the Company announced a cash payment of $.01621 per right on its CDRs, payable on June 19, 2003 to CDR holders of record on June 9, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired:  N/A
         (b)      Pro Forma Financial Information:  N/A
         (c)      Exhibits:

                  Exhibit No.  Description
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                    99.1       Press release of Comdisco Holding Company,
                               Inc., dated May 30, 2003




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMDISCO HOLDING COMPANY, INC.


Dated: May 30, 2003                         By:   /s/ Ronald C. Mishler
                                                  ---------------------------
                                                  Name:   Ronald C. Mishler
                                                  Title:  Chairman, Chief
                                                          Executive Officer
                                                          and President





                                 EXHIBIT INDEX

Exhibit No. Description
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   99.1     Press release of Comdisco Holding Company, Inc., dated May 30, 2003